                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               November 14, 1994


                           Commission File No. 1-4087


                              Ply Gem Industries, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                       1-4087                         11-1727150
- - --------------             ---------------------             ------------------
(State or other            (Commission File No.)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



                   777 Third Avenue, New York, New York  10017
                   -------------------------------------------
                     (Address of Principal Executive Offices)



                 Registrant's Telephone Number:  (212) 832-1550
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Items 1 - 4.  Not Applicable.
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Item 5.   Other Events.
          -------------

          On November 14, 1994 the Company announced that the Board of Directors of the Company had approved a Company stock purchase plan pursuant to which the officers of the Company have been authorized to purchase for the Company up to 1,000,000 shares of the Company's common stock on the open market. Purchases may be made from time to time subject to market conditions and other factors which the Company may consider.



Item 6.   Not Applicable.
          --------------


Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (c)  Exhibits.

               (20)  Press Release issued November 14, 1994.

Item 8.   Not Applicable.
          ---------------
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                                   SIGNATURES
                                   ----------



        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 23, 1994

                                  PLY GEM INDUSTRIES, INC.



                             By: /s/ HERBERT P. DOOSKIN
                                 -------------------------
                                 Herbert P. Dooskin
                                 Executive Vice President